Income Taxes - Schedule of Components of Deferred Tax Assets (Details) (10-K) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
U.S. federal tax loss carry-forward	$ 17,426	$ 15,227
U.S. State tax loss carry-forward	183	262
Equity based compensation	7,704	7,655
Fixed assets, intangible assets and goodwill	49	49
Long-term investments	(6)
Total deferred tax assets	25,357	23,193
Less: valuation allowance	(25,357)	(23,193)
Net deferred tax asset